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                                                                    EXHIBIT 10.3

                                                                           Ambac

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                             BOND DELIVERY AGREEMENT

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                               AVISTA CORPORATION

                                       TO

                           AMBAC ASSURANCE CORPORATION

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                             Dated December 15, 2004

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                                   Relating to
                  First Mortgage Bonds, Collateral Series 2004C

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      THIS BOND DELIVERY AGREEMENT, dated December 15, 2004, between AVISTA
CORPORATION, a Washington corporation (the "Company"), and AMBAC ASSURANCE CORPORATION, a Wisconsin-domiciled stock insurance company ("Ambac");

      WHEREAS, Ambac and the Company have entered into the Insurance Agreement, dated as of September 1, 1999 (the "1999 Insurance Agreement") as supplemented by the Insurance Agreement, dated as of January 1, 2002 (the "2002 Insurance Agreement" and, together with the 1999 Insurance Agreement, the "Insurance Agreement"), pursuant to which Ambac has issued, among other things, the 1999B Policy and the 2002B Surety Bond in respect of the 1999B Revenue Bonds (as such terms are hereinafter defined);

      WHEREAS, the Company has established its First Mortgage Bonds, Collateral Series 2004C, in the aggregate principal amount of $66,700,000 (the "Bonds"), to be issued under and in accordance with, and secured by, the Mortgage and Deed of Trust, dated as of June 1, 1939, of the Company to Citibank, N.A., as successor trustee, as heretofore amended and supplemented and as further supplemented by the Thirty-sixth Supplemental Indenture, dated as of December 1, 2004 (the "Thirty-sixth Supplemental Indenture"), such indenture, as so amended and supplemented, being hereinafter sometimes called the "Mortgage";

      WHEREAS, the Bonds have been established in the same aggregate principal amount as the 1999B Revenue Bonds and are to bear interest at the same rate or rates as the 1999B Revenue Bonds; and the principal of and interest on the Bonds are to be payable at the same times as the principal of and interest on the 1999B Revenue Bonds;

      NOW, THEREFORE, in consideration of the issuance and sale by the City (as hereinafter defined) of the 1999B Revenue Bonds and the loan of the proceeds thereof to the Company as provided in the 1999B Loan Agreement (as hereinafter defined), of the issuance by Ambac of the 1999B Policy and the 2002B Surety Bond pursuant to the Insurance Agreement, of the waiver by Ambac of the restrictions contained in Section 2.02 of the 1999 Insurance Agreement and Section 2.03 of the 2002 Insurance Agreement pursuant to the terms hereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby irrevocably acknowledged, the Company proposes to issue and deliver the Bonds to Ambac upon the terms and conditions set forth herein.

                                    ARTICLE I

                                      BONDS

SECTION 1.1. DELIVERY OF BONDS.

      The Company hereby delivers to Ambac Bonds in the aggregate principal amount of $66,700,000, maturing on October 1, 2032 and bearing interest as provided in the Thirty-sixth Supplemental Indenture. The obligation of the Company to pay the principal of and interest on the Bonds shall be deemed to have been satisfied and discharged as and to the extent set forth therein and in the Thirty-sixth Supplemental Indenture.

      The Bonds are registered in the name of Ambac and shall be owned and held by Ambac subject to the provisions of this Agreement and the Company shall have no interest therein.

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Ambac shall be entitled to exercise all rights of bondholders under the Mortgage with respect to the Bonds.

      Ambac hereby acknowledges receipt of the Bonds.

SECTION 1.2 PAYMENTS ON BONDS.

      Ambac, as the registered owner of the Bonds, shall be entitled to retain and apply to its own account the proceeds of payments of principal of and interest on the Bonds; provided, however, that if at the time of any such payment of principal of or interest on the Bonds the corresponding payment of principal of or interest on the 1999B Revenue Bonds shall not have been made to the holders thereof, Ambac shall turn such payment in respect of the Bonds over to the 1999B Revenue Bond Trustee (as hereinafter defined) for deposit into the Principal Amount or the Interest Account, as the case may be, within the Bond Fund under the 1999B Revenue Bond Indenture (as hereinafter defined).

SECTION 1.3 WAIVER.

      In consideration of the delivery of the Bonds as contemplated by Section
1.1 hereof, Ambac hereby consents and agrees that, during the period from and including the date of this Agreement to and including June 14, 2005, (a) the Company shall not be required to comply with the provisions of Section 2.02 of the 1999 Insurance Agreement or Section 2.03 of the 2002 Insurance Agreement and
(b) the non-compliance by the Company with the provisions of Section 2.02 of the 1999 Insurance Agreement or Section 2.03 of the 2002 Insurance Agreement shall not constitute an Event of Default (as defined in either the 1999 Insurance Agreement or the 2002 Insurance Agreement), and Ambac hereby waives any such non-compliance. On and after June 15, 2005, the waiver provided by this Section
1.3 shall cease to be effective, regardless of whether Ambac continues to possess the Bonds, and the failure of the Company to comply with Section 2.3, hereof or with Section 2.02 of the 1999 Insurance Agreement and Section 2.03 of the 2002 Insurance Agreement shall constitute an Event of Default under the Insurance Agreement, notwithstanding the grace period and notice requirement provided by Section 3.01(c) thereof; it being understood and agreed that compliance with Section 2.3 hereof shall be deemed to constitute compliance with
Section 2.02 of the 1999 Insurance Agreement and Section 2.03 of the 2002 Insurance Agreement.

                                   ARTICLE II

                    NO TRANSFER OF BONDS; SURRENDER OF BONDS

SECTION 2.1. NO TRANSFER OF THE BONDS.

      Ambac shall not sell, assign or otherwise transfer any Bonds delivered to it under this Agreement except to a successor obligor on the 1999B Policy. The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the trustee under the Mortgage or any other transfer agent thereunder.

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SECTION 2.2. SURRENDER OF BONDS.

      If (a) at any time 1999B Revenue Bonds in any principal amount shall have ceased to be "outstanding" under the 1999B Revenue Bond Indenture and (b) at such time or thereafter there shall be no amounts due to Ambac under Section 2.01(a) of the 1999 Insurance Agreement in respect of the redemption or payment of such 1999B Revenue Bonds, Ambac shall forthwith surrender to, or upon the order of, the Company an equal principal amount of Bonds.

SECTION 2.3 SUBSTITUTE BONDS

      The Company hereby covenants to issue and deliver to the 1999B Revenue Bond Trustee, no later than June 15, 2005, First Mortgage Bonds, equal in principal amount to the 1999B Revenue Bonds and bearing interest at the same rate or rates, payable at the same times, as the 1999B Revenue Bonds (such First Mortgage Bonds being hereinafter called the "Substitute Bonds"), in order to evidence or secure the Company's obligations under Section 4.01 of the 1999B Loan Agreement. Upon, and as a condition to, the issuance and delivery of the Substitute Bonds to the 1999B Revenue Bond Trustee, as aforesaid, Ambac shall surrender the Bonds to, or upon the order of, the Company.

                                   ARTICLE III

                                  MISCELLANEOUS

SECTION 3.1 DEFINITIONS.

      "CITY" means the City of Forsyth, Montana, a political subdivision of the State of Montana.

      "1999B POLICY" means the municipal bond insurance policy issued by Ambac in respect of the 1999B Revenue Bonds.

      "1999B LOAN AGREEMENT" means the Loan Agreement, dated as of September 1, 1999, between the City and the Company, relating to the 1999B Revenue Bonds.

      "1999B REVENUE BONDS" means the Pollution Control Revenue Refunding Bonds (Avista Corporation Colstrip Project) Series 1999B issued by the City.

      "1999B REVENUE BOND INDENTURE" means the Trust Indenture, dated as of September 1, 1999 between the City and JPMorgan Chase Bank, N.A. (successor by merger to Chase Manhattan Bank and Trust Company, National Association), trustee, relating to the 1999B Revenue Bonds".

      "1999B REVENUE BOND TRUSTEE" means the trustee under the Revenue Bond Indenture.

      "2002B SURETY BOND" means the surety bond issued by Ambac in respect of the 1999B Revenue Bonds.

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SECTION 3.2 OBLIGATIONS ABSOLUTE AND UNCONDITIONAL

      The obligation of the Company to pay the principal of and interest on the Bonds, as set forth therein and in the Thirty-sixth Supplemental Indenture, shall be absolute and unconditional. The Company irrevocably agrees that it shall not, in any judicial proceeding wherein Ambac shall seek to enforce payment of the Bonds, take the position that the amount the Company is obligated to pay in respect of the principal of or interest on the Bonds held by Ambac is other than the amount or amounts specifically contemplated in the Bonds and the Thirty-sixth Supplemental Indenture.

SECTION 3.3 THIRD PARTY BENEFICIARY

      The 1999B Revenue Bond Trustee shall be a third-party beneficiary of, and shall be entitled to enforce, Section 1.2 of this Agreement.

SECTION 3.4. GOVERNING LAW.

      This Agreement shall be governed by and construed in accordance with the law of the State of New York.

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      IN WITNESS WHEREOF, the Company and Ambac have caused this Agreement to be executed and delivered as of the date first above written.

                                       AVISTA CORPORATION

                                       By: /s/ Malyn K. Malquist
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                                           Senior Vice President

                                       AMBAC ASSURANCE CORPORATION

                                       By: /s/ Dennis Pidherny
                                           -------------------------------------
                                           Vice President

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